Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Alger Institutional Funds, do hereby certify, to such officer's knowledge, that:

     (1) The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Alger Institutional Funds.

Dated: June 28, 2005

/s/Dan C. Chung
------------------------------
Dan C. Chung
President
The Alger Institutional Funds

Dated: June 28, 2005



/s/ Frederick A. Blum
------------------------------
Frederick A. Blum
Treasurer
The Alger Institutional Funds

Dated: June 28, 2005


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.